                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        TIS MORTGAGE INVESTMENT COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                        TIS Mortgage Investment Company
                        655 Montgomery Street, Suite 800
                        San Francisco, California 94111
                                 (415) 393-8000

-------------------------------------------------------------------------------
                                PROXY STATEMENT
-------------------------------------------------------------------------------

                                    GENERAL

     This proxy statement is being furnished in connection with the solicitation by the Board of Directors of TIS Mortgage Investment Company, a Maryland corporation (the "Company"), of proxies for use at the annual meeting of stockholders, and any and all adjournments or postponements of the meeting, to be held at the Park Hyatt Hotel, located at 333 Battery Street, San Francisco, California, on Friday, June 11, 1999, at 10:00 a.m., local time. This proxy statement and the accompanying form of WHITE proxy card are first being mailed to the stockholders on or about June 1, 1999.

     At the meeting, Company stockholders will (i) elect two Class III directors to serve until the 2000 annual meeting of stockholders and until their successors are elected and qualify, (ii) elect two Class I directors to serve until the 2001 annual meeting of stockholders and until their successors are elected and qualify, and (iii) elect two Class II directors to serve until the 2002 annual meeting of stockholders and until their successors are elected and qualify.

Record Date

     Only stockholders of record at the close of business on the record date, April 19, 1999, are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 8,893,250 shares of the Company's common stock, par value $.001 per share (the "Common Stock").

Voting

     Under the Company's amended and restated by-laws (the "Bylaws"), the presence, in person or by proxy, of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting constitutes a quorum for the transaction of business at the meeting. One of Mr. Tobin's nominees, who is the plaintiff in a previously filed California action, has filed a motion asking the court to order the Company to hold the meeting and elect directors, even if a quorum as defined in the Bylaws is not present. The Company intends to oppose vigorously this motion. For additional information on the California action, the plaintiff's motion and the Company's response, see "Certain Information Concerning Nominations by Frederick G. Tobin - Nominations" below. If the California court does not grant the plaintiff's motion before the meeting, then in the absence of a quorum as defined in the Bylaws, the stockholders present, in person or by proxy, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting from time to time in accordance with the Bylaws. See also "Additional Information - Other Matters" below.

     If a proxy is properly signed and returned, the shares represented by the proxy will be voted at the meeting in accordance with the instructions on the proxy. However, if no instructions are specified and WHITE proxy card is returned, such shares will be voted FOR each nominee of the Board for director. If a proxy is accompanied by instructions to withhold authority, the shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business.

     Each stockholder voting at the meeting, in person or by proxy, may cast one vote for each share of Common Stock held for each nominee for director. In the election of directors, the six nominees receiving the highest number of votes cast at the meeting will be elected. If any of the nominees for director named in "Election of Directors" are not elected, the nominee for director who is elected will be elected to the class of the nominee for director who was not elected. An abstention in the election of directors will have no effect on the result of the vote. Cumulative voting in the election of directors is NOT permitted. On any other matters, one vote may be cast for each share of Common Stock held. Approval of any proposal, other than the election of directors, requires the affirmative vote of holders of a majority of the votes cast on the proposal. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter for which the brokers or nominees do not have discretionary power), will have no effect on the election of directors.

Revocability of Proxies

     A proxy may be revoked in writing at any time before it is exercised by delivery to the Secretary of the Company of an instrument of revocation or a duly signed proxy bearing a later date than the revoked proxy. A proxy may also be revoked by attending the meeting and electing to vote in person. However, mere attendance at the meeting will not revoke a proxy.

Solicitation

     The Company will bear the expense of printing and mailing the proxy materials. In addition to the solicitation of proxies by mail, directors, officers and other employees of the Company may solicit proxies by personal interview, telephone, fax or other electronic communications. Such persons will not receive any additional compensation for doing that solicitation. Copies of the proxy materials will be furnished to brokerage firms, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. The Company will reimburse such persons for their reasonable expenses in forwarding the proxy materials to, and obtaining authority to execute proxies from, such beneficial owners. The Company has retained MacKenzie Partners, Inc. ("MacKenzie") to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. For additional information concerning solicitation of proxies, see "Certain Information Concerning Nominations by Frederick G. Tobin - Solicitation Information" below.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of shares of Common Stock as of April 19, 1999, by (i) each person known to the Company to beneficially own more than five percent of the outstanding Common Stock, (ii) each director and nominee for director, (iii) each individual named in the summary compensation table below and (iv) all directors and executive officers as a group. Except as otherwise indicated, each stockholder has sole voting and investment power with respect to the shares beneficially owned, subject to community property rights where applicable.

               Name                                 Number of Shares               Percentage of Common
               ----                                 ----------------               --------------------
Pacific Securitization, Inc.
  Lorraine O. Legg                                    1,613,070 (1)                      18.1%
  Patricia M. Howe

John V. Winfield
  The Intergroup Corporation                            774,200 (2)                       8.6%
  Santa Fe Corporation

Anthony H. Barash                                         7,000                           *
Douglas B. Fletcher                                      15,600 (3)                       *
Patricia M. Howe                                        154,820 (4)                       1.7%
Robert W. Ledoux                                          9,050 (5)                       *
Lorraine O. Legg                                        206,700 (6)                       2.3%
J. David Schemel                                              0
John E. Castello                                         76,000 (7)                       *
All directors and executive officers as a             2,082,240 (8)                      22.6%
 group (7 persons)

_________

*Holds less than 1%.

(1) Represents shares held of record by Pacific Securitization, Inc. ("Pacific"), a wholly-owned subsidiary of E & L Associates, Inc. ("E&L"), which is in turn a wholly-owned subsidiary of Corporate Capital Investment Advisors ("CCIA"). CCIA is principally owned by Lorraine O. Legg, the President, Chief Executive Officer and a director of the Company, and Patricia M. Howe, a director of the Company. The business address of Pacific, E&L, CCIA, Ms. Legg and Ms. Howe is 655 Montgomery Street, Suite 800, San Francisco, California 94111. See also notes (4) and (6) below.

(2) All information with respect to Mr. Winfield, The Intergroup Corporation ("Intergroup") and Santa Fe Corporation ("Santa Fe") is based solely on a
     Schedule 13D dated July 31, 1997, as amended by an Amendment No. 2 to
     Schedule 13D dated February 27, 1999, filed by them with the Securities and Exchange Commission (the "SEC"). Mr. Winfield has sole voting and dispositive power with respect to 193,000 shares owned by him directly. As the Chairman, President, Chief Executive Officer and controlling shareholder of Intergroup, Mr. Winfield shares voting and dispositive power with Intergroup with respect to 471,100 shares owned by Intergroup directly. As the Chairman, President and Chief Executive Officer of Santa Fe, he shares voting and dispositive power with Santa Fe with respect to 110,100 shares owned by Santa Fe directly. The business address of Mr. Winfield and Intergroup is 2121 Avenue of the

     Stars, Suite 2020, Los Angeles, California 90067. The business address of Santa Fe is 2251 San Diego Avenue, Suite A-151, San Diego, California 92110.

(3) Includes 3,000 shares issuable under options exercisable within 60 days of the date of this proxy statement.

(4) Includes 50,000 shares held through an individual retirement account and 101,000 shares issuable under options exercisable within 60 days of the date of this proxy statement. Does not include 1,613,070 shares held of record by Pacific (see note (1) above). Ms. Howe shares voting and dispositive power with respect to the 1,613,070 shares held by Pacific directly. Ms. Howe has sole voting and dispositive power over all other shares held by her.

(5) Includes 500 shares held in an individual retirement account for the benefit of Mr. Ledoux's wife, as to which Mr. Ledoux shares voting and investment power, and 3,000 shares issuable under options exercisable within 60 days of the date of this proxy statement.

(6) Includes 56,600 shares held through certain trusts or an individual retirement account, and 150,000 shares issuable under options exercisable within 60 days of the date of this proxy statement. Does not include 1,613,070 shares held of record by Pacific (see note (1) above). Ms. Legg shares voting and dispositive power with respect to the 1,613,070 shares held by Pacific directly. Ms. Legg has sole voting and dispositive power over all other shares held by her.

(7) Includes 2,300 shares held in an individual retirement account for the benefit of Mr. Castello's wife, as to which Mr. Castello shares voting and investment power, 4,000 shares held in custody for Mr. Castello's two sons, as to which Mr. Castello shares voting and investment power, and 50,000 shares issuable under options exercisable within 60 days of the date of this proxy statement.

(8) Includes 1,613,070 shares held of record by Pacific (see notes (1), (4) and (6) above) and 307,000 shares issuable under options exercisable within 60 days of the date of this proxy statement.

        CERTAIN INFORMATION CONCERNING NOMINATIONS BY FREDERICK G. TOBIN

Nominations

     In a letter dated April 26, 1999, Frederick G. Tobin notified the Company that he intended to nominate himself and five other individuals for election to the Board. The Company anticipates that you may receive proxy materials from Mr. Tobin's "Committee to Save Our TIS Investment" (the "Tobin Committee") recommending that you vote for Mr. Tobin's nominees instead of the Board of Directors' nominees.

     The Board believes that Mr. Tobin's nominations are invalid because Mr. Tobin was not a stockholder of record on April 19, 1999, the record date for the meeting, or April 26, 1999, the date he sent notice to the Company. The Company's Bylaws permit a stockholder to nominate candidates for election as directors by giving timely notice, provided that the stockholder is a stockholder of record both at the time that the stockholder gives notice and on the record date for the meeting. See "Additional Information - Nomination of Directors/Stockholder Proposals" below.

     On May 18, 1999, the Company brought an action (which was amended on May 21, 1999) against Mr. Tobin (a resident of Rhode Island) in Federal District Court for the District of Rhode Island, seeking among other things a determination that Mr. Tobin's nominations are invalid and to enjoin him from soliciting proxies from the Company's stockholders. The Court declined the Company's request for a temporary restraining order, but on May 28, 1999 heard testimony on the Company's request for a preliminary injunction. While Mr. Tobin only claims that his stock is in his brokerage accounts, he contends that the term "stockholder of record" is unclear and that he was one on the relevant dates within his understanding of the term. He also claims that the Company is not entitled to injunctive or equitable relief for various reasons. The Court is expected to hear final arguments on the Company's preliminary injunction motion on June 1, 1999. Mr. Tobin has filed a motion seeking to dismiss the action for failure to join his other nominees in the action or in the alternative to abstain from issuing an injunction or stay the proceedings pending the outcome of the California action described below. The Company intends to oppose vigorously this motion.

     On January 27, 1999, Henry G. Elkins, Jr., who claims to be a stockholder of the Company and is a nominee of Mr. Tobin, brought an action against the Company in the California Superior Court, San Francisco, to compel the Company to hold an annual meeting. Because the Company was intending to have a meeting anyway, it voluntarily agreed to a stipulated order on February 12, 1999, without contesting the issue. The stipulated order required it to hold a meeting on or before June 11, 1999, subject to there being a quorum, and to mail notice of the meeting on or before April 26, 1999. After the Company brought its Rhode Island action, Mr. Elkins filed a motion requesting the Superior Court to hold the Company in contempt or to sanction it for violation of the stipulated order. On May 22, 1999, the Company mailed notice of the meeting to all stockholders of record entitled to notice of and to vote at the meeting. The Superior Court heard arguments on Mr. Elkins' request on May 27, 1999 and took the matter under advisement pending its decision. The Company believes that it has made all efforts to comply in good faith with the stipulated order, that the mailing of the notice moots Mr. Elkins' request and that the Company should not be held in contempt or sanctioned. On May 25, 1999, Mr. Elkins filed a motion for further injunctive relief asking the Superior Court to determine the validity of Mr. Tobin's nominations. The motion further sought the Superior Court's application of certain provisions of the California Corporations Code (including a provision permitting less than a quorum as defined in the Bylaws to act at the meeting) to the Company. The Company believes that the provisions of California law cited by Mr. Elkins are not applicable to the Company and would violate the Company's Bylaws and applicable Maryland law. The Company intends to oppose vigorously Mr. Elkins' motion.

     If Mr. Tobin nevertheless attempts to place his candidates in nomination, the Board intends to direct the chairman of the meeting to rule Mr. Tobin's nominations out of order unless a court rules that Mr. Tobin's nominations are valid or otherwise orders the Company to entertain Mr. Tobin's nominations. The Company may, however, pursue an appeal from any such ruling or order prior to the final disposition of the vote at the meeting. In any event, the Board intends to oppose vigorously Mr. Tobin's nominees.

     Pending the final outcome of the various court actions and in order to mail to stockholders and hold the meeting on the scheduled date, the Company is providing information in this proxy statement about Mr. Tobin's nominees and information that would be required about the Company's anticipated solicitation in opposition to Mr. Tobin if in fact Mr. Tobin's nominations were valid. The information that the Company is adding is the information under this caption as well as in Appendices A and B hereto.

     According to the preliminary proxy materials of the Tobin Committee filed with the SEC on May 10, 1999, Mr. Tobin is an attorney in general practice in Coventry, Rhode Island, one of his nominees is a portfolio manager for a division of Lincoln Property Company, one is a sociologist and software developer, one is a vice president of Braman & White LLC, one is a senior vice president for Mellon U.S. Leasing and one is a retail property investment sales specialist with Marcus & Millichap of San Francisco. Additional information about these nominees is included in such preliminary proxy materials.

     The Company is not responsible for the accuracy of any information provided by or relating to Mr. Tobin, the Tobin Committee or Mr. Tobin's nominees contained in any proxy materials filed or disseminated by the Tobin Committee or any other statement Mr. Tobin, the Tobin Committee or Mr. Tobin's nominees may make.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES OF THE BOARD OF DIRECTORS BY SIGNING AND RETURNING THE WHITE PROXY CARD. THE BOARD OF DIRECTORS URGES YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY THE TOBIN COMMITTEE.

Solicitation Information

     The Company has retained MacKenzie to assist in the solicitation of proxies. Pursuant to the Company's agreement with MacKenzie, it will provide various proxy advisory and solicitation services for the Company at a cost of approximately $25,000, plus reasonable out-of-pocket expenses and indemnification against certain liabilities. It is expected that MacKenzie will use approximately 30 persons in such solicitation.

     Certain information concerning the directors, executive officers and other representatives of the Company who may solicit proxies is attached to this proxy statement as Appendix A. Certain information concerning the Common Stock
             ----------
purchased or sold within the past two years by the persons listed in Appendix A
                                                                     ----------
is set forth in Appendix B.
                ----------

     The Company estimates that the aggregate amount to be spent by the Company in connection with the solicitation of proxies and the conduct of the related litigation (described in "Certain Information Concerning Nominations by Frederick G. Tobin - Nominations" above) by the Company will be approximately $550,000, of which approximately $350,000 has been incurred to date. However, no precise estimate of the final aggregate amount to be spent (which may be substantially higher than that estimated) can be made at this time, due to, among other things, the inherently uncertain nature of the proxy contest with Mr. Tobin and the Tobin Committee, and the litigation process. The amount estimated includes the fees payable to MacKenzie, but excludes (i) the salaries and expenses of officers, directors, and employees of the Company and (ii) the normal expenses of an uncontested election.

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED WHITE PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOUR SHARES ARE HELD IN "STREET NAME," ONLY YOUR BANK OR BROKER CAN VOTE YOUR SHARES AND ONLY UPON YOUR SPECIFIC INSTRUCTIONS. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT HIM OR HER TO VOTE THE WHITE PROXY CARD AS SOON AS POSSIBLE.

     THE BOARD OF DIRECTORS URGES YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY THE TOBIN COMMITTEE. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED PROXY BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED WHITE PROXY CARD IN THE ENCLOSED ENVELOPE.

                             ELECTION OF DIRECTORS

     The Company's Bylaws divide the Board of Directors into three classes, Class I, Class II and Class III, as nearly equal in number as possible. There are currently six directors. The term of office for the directors in Class I would have expired at the annual meeting of stockholders in 1998, and the term of office for the directors in Class II expires with the meeting. Because of the deferral of the annual meeting of stockholders from 1998 until this year, the terms of directors in both Classes I and II will expire at the meeting. In addition, since the last annual meeting of stockholders, Ms. Lorraine O. Legg and Messrs. Anthony H. Barash and J. David Schemel have been elected to the Board to fill existing vacancies, and their terms of office will expire at the meeting.

     The Board of Directors has nominated, and recommends the election of, the following persons to serve as directors of the Company in the classes indicated below until the annual meetings of stockholders in the years indicated below and until their successors are elected and qualify:

                                                 Director                            Year Term Would
                   Name                           Since              Class               Expire
              ---------------------------     ---------------    --------------   ---------------------
               Patricia M. Howe                  1988                 III                  2000
               Robert W. Ledoux                  1988                 III                  2000
               Douglas B. Fletcher               1988                  I                   2001
               J. David Schemel                  1999                  I                   2001
               Anthony H. Barash                 1999                 II                   2002
               Lorraine O. Legg                  1988                 II                   2002

     Each of the nominees is presently serving as a director of the Company. Although the Board of Directors has no reason to believe that any of them will be unable to continue to serve, if that should occur, proxies will be voted for such alternative person or persons as shall be recommended by the Board of Directors. The Bylaws provide that during such time as the Company qualifies or seeks to qualify as a REIT, except in the case of a vacancy, a majority of the Board of Directors shall be composed of persons who are not affiliates of any third-party manager, if any, responsible for directing and performing the day-to-day business affairs of the Company or of any affiliate of such third-party manager, and who are not employed by, or receiving any compensation (except for serving as a director) from, the Company ("Unaffiliated Directors").

Biographical Information

     Except as otherwise noted, the following individuals have had the occupations indicated (other than directorships) for at least the past five years. Officers of the Company are elected by the Board of Directors annually to serve for one-year terms, subject to earlier termination, and until their successors are elected. However, both of the Company's executive officers have entered into employment agreements with the Company (see "Employment Agreements" below).

     Patricia M. Howe, 70, Director of the Company since 1988; and Chairman of the Company from 1988 to 1997. Chairman, Pacific Securitization Inc. (asset securitization); Chairman, Chief Financial Officer and a Director, Corporate Capital Investment Advisors (holding company); Chairman, TIS Asset Management since 1991; and Chairman, TIS Financial Services, Inc. (financial products) since 1984.

    Robert W. Ledoux, 57, Director of the Company since 1988. General Partner, Venture Growth Associates (investment partnership) since 1998; Associate, Bryan & Edwards (private venture capital) from 1984 to 1998; for the prior 11 years, Vice President, BA Investment Management Co. (wholly-owned subsidiary of Bank of America); and Chartered Financial Analyst.

     Douglas B. Fletcher, 73, Chairman of the Company since 1997. Chairman and Chief Executive Officer, Fletcher Capital Advisors Incorporated (investment advisor); Partner, Newport Partners (privately-owned venture capital firm); from 1985 to 1999, Vice Chairman and Director, The Pacific Horizon Group of mutual funds managed by Bank of America; from 1962 to 1982, Chairman and Chief Executive Officer of Angeles Corporation (AMEX); former Allied Member, New York Stock Exchange; and Chartered Financial Analyst.

     J. David Schemel, 43, Director of the Company since February, 1999. Managing Member, Vista Marin, LLC (owner and manager of an office building in Redwood City, California) since 1998; Managing Member, DSDI, LLC (owner of apartment buildings in San Francisco and on the San Francisco Peninsula) since 1994; Managing Member, Oxford Associates, LLC (residential home developer) since 1996; and from 1988 to 1994, Vice President, TRI Commercial Real Estate, for which he managed various workout transactions.

     Anthony H. Barash, 56, Director of the Company since February, 1999. Senior Vice President, Corporate Affairs, and General Counsel, Bowater Incorporated (paper and forest products company) since April 1996; and Partner in the Los Angeles office, Seyfarth, Shaw, Fairweather & Geraldson (a national law firm), where he was a member of the firm's Business Law and Real Estate Group, from May 1993 to April 1996.

     Lorraine O. Legg, 59, President and Chief Executive Officer of the Company since 1988; and Director of the Company from 1988 to May 1997 and since September 1997. President, Chief Executive Officer and a Director, Pacific Securitization, Inc.; President, Chief Executive Officer and a Director of Corporate Capital Investment Advisors; President, Chief Executive Officer and Director, TIS Asset Management since 1991; President, Chief Executive Officer and a Director, TIS Financial Services, Inc. since 1984; Director (since 1993) and President and Chief Executive Officer (from December 1995 to June 1998), Meridian Point Realty Trust VIII Co.; and Director (from 1993 to September 1998) and President and Chief Executive Officer (from February 1996 to September
1998), Meridian Point Realty Trust `83. Director, Downtown Association of San Francisco; Chairman, Planned Giving Foundation; and Director, CFI ProServices, Inc.

     John E. Castello, 54, Executive Vice President and Chief Financial Officer of the Company since 1988 and its Treasurer since June 1993. Senior Vice President, TIS Financial Services, Inc. since 1984; Director and Senior Vice President, TIS Asset Management since 1991; Senior Vice President and Chief Financial Officer of Meridian Point Realty Trust `83 from February 1996 to September 1998; Senior Vice President and Chief Financial Officer of Meridian Point Realty Trust VIII Co. from December 1995 to June 1998; and Assistant Secretary, INVG Mortgage Securities Corp. from 1992 to 1996.

Information Concerning Meetings and Certain Committees

     At the beginning of 1998, the Company's Board of Directors consisted of Mr. Fletcher, Ms. Legg, Ms. Howe, Mr. Ledoux, John D. Boyce, Melvin W. Petersen, Richard M. Osborne, Christopher L. Jarratt and James G. Lewis. Mr. Petersen resigned from the Board in September 1998. In February 1999, Messrs. Osborne, Jarratt and Lewis resigned from the Board and Messrs. Barash and Schemel were elected to fill vacancies on the Board. In March 1999, the Board reduced the number of authorized directors from nine to six, and Mr. Boyce resigned and retired from the Board. The Board of Directors met six times during 1998.

     The Company has an Audit Committee and a Compensation Committee. The Company does not have a nominating committee or any other such committee which performs similar functions.

     During 1998, Messrs. Ledoux, Boyce, Petersen and Osborne were members of the Audit Committee. The current members of the Audit Committee are Messrs. Ledoux, Barash and Schemel. The Audit Committee makes recommendations to the Board of Directors concerning the engagement, retention and discharge of independent auditors, reviews with the Company's independent auditors the plans and results of the auditing engagement and the adequacy of the Company's system of internal accounting controls and directs any investigations into matters within the scope of the foregoing duties. The Audit Committee met once during 1998.

     During 1998, Messrs. Boyce and Petersen were members of the Compensation Committee. Since their resignations, no current directors have been appointed to the Compensation Committee. The Compensation Committee adopts and administers compensation plans for executive officers of the Company and others, including the Company's 1995 Stock Option Plan. The Compensation Committee did not meet in 1998, and no bonuses or other incremental compensation was paid to the Company's executive officers in that year.

     During 1998, no director attended fewer than 75% of the total of all meetings of the Board of Directors, and the committees, if any, upon which such director served, which were held during the period of time that such person served on the Board or such committee, except Mr. Osborne who attended 14% of the total of all meetings of the Board and the committee on which he served.

Compensation of Directors

     The Company pays an annual fee of $12,000 to each non-employee director and a fee of $300 for each Board meeting and each Board committee meeting attended by each such director (except meetings by conference telephone). The Company reimburses directors for costs and expenses incurred in attending such meetings.

     Under the Company's 1995 Stock Option Plan, each Unaffiliated Director in office at the close of each annual meeting is granted an option to purchase 1,000 shares of Common Stock as of the tenth business day immediately following each such annual meeting of stockholders. Such options are exercisable on the date of grant, and remain exercisable for ten years from the grant date, unless the Unaffiliated Director's services to the Company terminate at an earlier date. The exercise price is equal to 110% of the fair market value of the optioned shares on the date the option is granted, except that the exercise price is reduced by the amount of any dividends declared after the date the optionee is eligible to purchase such shares. In no event, however, is the exercise price to be less than 50% of the fair market value of the optioned share on the date the option is granted. No options were granted in 1998, as no annual meeting of stockholders was held in that year.

Compensation of Executive Officers

     The following table sets forth information regarding compensation paid or payable by the Company to the Company's executive officers for the years indicated below.

                           SUMMARY COMPENSATION TABLE

Name and Principal Position                           Year              Annual Compensation
-----------------------------------------------   -------------   -------------------------------
Lorraine O. Legg                                      1998                    $95,000
President and Chief Executive Officer                 1997                     95,000
                                                      1996                     47,500(1)

John E. Castello                                      1998                    $80,000
Executive Vice President and Chief                    1997                     80,000
 Financial Officer                                    1996                     40,000(1)

---------------
(1) On July 1, 1996, the Company became a self-administered real estate investment trust. Prior to that date, the Company was party to an agreement (the "Management Agreement") with TIS Financial Services, Inc. (the "Former Manager"), under which the Former Manager managed the Company's day-to-day operations, subject to the supervision of the Board of Directors. Under the Management Agreement, the Company paid certain fees and expenses to the Former Manager and did not pay cash compensation to its executive officers. The amounts shown as compensation paid or payable by the Company in 1996 are the amounts earned from and after July 1, 1996, the date on which the Company became self-administered and began paying its executive officers salaries. See also "Certain Relationships and Related Transactions" below.

     Stock Options. The following table sets forth information regarding options held by the Company's executive officers at December 31, 1998. The Company did not grant any options to its executive officers in 1998 and has never granted any stock appreciation rights to such individuals.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                 Number of Securities Underlying           Value of Unexercised
                                  Unexercised Options at Fiscal       In-the-Money Options at Fiscal
                                          Year-End(#)(1)                     Year-End ($)(2)
              Name                  Exercisable/Unexercisable           Exercisable/Unexercisable
              ----                  -------------------------           -------------------------
          Lorraine O. Legg                 150,000/0                              $0/$0
          John E. Castello                  50,000/0                              $0/$0

---------------

(1) All such options were granted in 1995, have a per share exercise price of $2.23 and expire in 2005 (subject to earlier termination in the event of termination of employment, disability or death).

(2) The per share exercise price of such options exceeded the $0.58 and $1.22 closing prices of the Common Stock on December 31, 1998 and April 27, 1999, respectively. Thus, no options were "in-the-money."

     Employment Agreements. The Company has employment agreements with Ms. Legg and Mr. Castello. Ms. Legg's agreement provides for an initial term through July 1, 1999, and Mr. Castello's agreement provides for an initial term through July 1, 1998. Both agreements have evergreen renewal provisions that automatically extend the term of the agreements for one year, unless either party provides prior written notice to terminate during the periods provided by the agreement. Each agreement includes (i) an annual base salary of $95,000 for Ms. Legg and $80,000 for Mr. Castello; (ii) an annual incentive performance bonus determined at the discretion of the Board of Directors; (iii) certain fringe benefits; (iv) payment of 50% of the cost of certain medical and disability insurance and (v) two weeks paid vacation per calendar year for the first four years of service (three weeks per calendar year thereafter).

     Each agreement provides for the officer to receive his or her accrued base salary to the date of termination by reason of death or disability (as defined in the agreements). Each agreement also provides for the officer to receive his or her base salary, incentive bonus and fringe benefits that are accrued and unpaid up to the date of termination for "cause" (as defined in the agreements) or if the officer terminates the agreement without "good reason" (as defined in the agreements). If the officer is terminated other than for cause, or he or she quits for good reason (which includes a change of control), he or she will receive: (i) any unpaid portion of his or her base salary and incentive bonus accrued and unpaid through the termination date; (ii) a severance payment in the amount of 299% of the higher of the officer's combined base salary and actual incentive bonus for the preceding fiscal year and the average of the officer's combined base salary and incentive bonus for the three preceding years, provided that the total severance payment is not less than $283,100 for Ms. Legg and $239,000 for Mr. Castello; (iii) immediate vesting of all stock options held by the officer and (iv) continuation of all fringe benefits until the earlier of the officer's securing full-time employment or completion of the term of the agreement remaining at the time of termination. Each agreement provides that during the term of the agreement, and for one year after termination of the employment relationship by the Company without cause or by the officer for good reason, the officer will not be affiliated with a "Competing REIT" (as defined in the agreements).

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the principal exchange on which the Common Stock is listed. Officers, directors and greater than ten percent stockholders are also required to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them during the reporting period ended December 31, 1998.

Certain Relationships and Related Transactions

     TIS Financial Services, Inc. The Company has a Facilities and Expense Sharing Agreement (the "Sharing Agreement") with TIS Financial Services, Inc. (the "Former Manager"). The Sharing Agreement provides for the prorata sharing of office space, office equipment and the expenses of certain administrative and other personnel and ancillary services. The prorata sharing is determined based upon the relative benefit received by each party in accordance with the amount of space used or the relative amount of time each such resource is used, or such other allocation method as may be reasonable and agreed to by the parties. The Sharing Agreement continues in effect until terminated by one of the parties on 30 days' prior written notice or until the parties no longer share office space. The Company paid the Former Manager $28,980 under the Sharing Agreement in 1998.

     In April 1999, the Company entered into a financing agreement with the Former Manager, whereby the Former Manager extended a revolving line of credit of $1 million to the Company. This revolving line of credit is to provide working capital to the Company. It is for a term of one year, is at the annual rate of prime plus one and one-half percent and is secured by the Company's ownership in Bankers Trust Series 1988-1 Residual Interest Certificate. Payment of the line of credit can be accelerated on certain events, including a change in control of the Company in which certain executive officers of the Company are removed or in which a majority of the Board is changed. In order to provide the revolving line of credit, the Former Manager has obtained the commitments of DSDI, LLC, an entity controlled by Mr. Schemel, for $625,000 and an unrelated lender for the remainder, both on the same terms as the revolving line of credit.

     The executive officers of the Former Manager include the following persons, who also serve as directors and/or executive officers of the Company: Patricia
M. Howe, Chairman of the Board of the Former Manager; Lorraine O. Legg, President and Chief Executive Officer of the Former Manager; and John E. Castello, Senior Vice President of the Former Manager. Ms. Howe and Ms. Legg each own 38.125% of the outstanding stock of CCIA, the parent of the Former Manager and the indirect parent of Pacific. Management believes that the terms and conditions of the transactions with the Former Manager described above are at least as favorable to the Company as those that could be obtained from unaffiliated third parties.

     Pacific Securitization, Inc. On February 2, 1999, the Company acquired all the shares of Novato Markets, Inc. ("Novato") from Pacific Securitization, Inc. ("Pacific"), in exchange for 1,613,070 shares of Common Stock (or approximately 18.1% of its then outstanding shares). Through a wholly-owned subsidiary, Novato owns a shopping center located in Rohnert Park, California, named Mountain Shadows Plaza, and a shopping center subject to a ground lease in Petaluma, California, named Midtown Center. The shopping centers have combined commercial and retail space totaling approximately 80,000 square feet. Pacific is indirectly principally owned by Ms. Legg, the President and Chief Executive Officer and a director of the Company, and Ms. Howe, a director of the Company. The Company's acquisition of Novato by virtue of the share exchange was approved by the Company's Board of Directors and, specifically, by directors with no financial interest in or other relationship to Pacific or its owners.

     The Company determined the fair value of the underlying assets acquired in the share exchange to be $8,527,000, on the basis of appraisals of the assets by independent appraisers. The net asset value of $2,443,000 was then determined by reducing the fair value of $8,527,000 by the $5,984,000 in mortgage debt assumed and the $100,000 in current liabilities on or related to the assets.
In accordance with generally accepted accounting principles, the assets and liabilities acquired in the share exchange were recorded at their respective fair values, and the shares of Common Stock issued to Pacific were recorded at the net asset value of $2,443,000 (or approximately $1.51 per share). The closing price of the Common Stock as reported in the over-the-counter market for February 1, 1999 (the Pacific Exchange reported no trades in the Common Stock for February 1 or 2, 1999 and the over-the-counter market reported no trades in the Common Stock for February 2, 1999), was $0.8125 per share.

     The shares of Common Stock were issued to Pacific under an exemption to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, the shares are "restricted securities," as defined in Rule 144 adopted under the Securities Act, and are not freely transferable. The Company granted Pacific one-time demand registration rights with respect to the shares for the period beginning June 30, 1999 and ending February 2, 2001. It also granted Pacific piggy-back registration rights exercisable if the Company files a registration statement under the Securities Act in connection with the proposed offer and sale for cash of shares of Common Stock by it or by any of its other stockholders.

     Before the closing of the share exchange, Novato caused its wholly-owned subsidiary to transfer to Pacific all its rights under a lease, with option to purchase, with Ignacio Properties, LLC, relating to the Ignacio Center in Novato, California (the "Ignacio Property"), and Pacific agreed to assume all the obligations of the subsidiary under the lease and option. The Company, Novato, Novato's wholly-owned subsidiary and Pacific then entered into an agreement whereby the parties clarified their respective rights and obligations relating to the Ignacio Property and the Company's rights to an escrow established when Pacific originally acquired Novato. Mr. Barash controls Ignacio Properties LLC and subsequent to this transaction became a director of the Company.

     Management believes that the terms and conditions of the Pacific transaction described above are more favorable to the Company than those that could be obtained from unaffiliated third parties. Additional information concerning the Pacific transaction is contained in the Company's Current Report on Form 8-K dated February 2, 1999, as amended by an Amendment No. 1 on Form 8-K/A filed on April 5, 1999 and an Amendment No. 2 on Form 8-K/A filed on June 1, 1999. Copies of these filings may be obtained from the Company in the same manner as copies of the Company's Annual Report on Form 10-K may be obtained. See "Additional Information - Annual Report" below.

     Turkey Vulture Fund XIII, Ltd., Third Capital LLC and Messrs. Osborne, Jarratt and Lewis. On February 2, 1999, the Company repurchased 793,700 shares of its Common Stock from Turkey Vulture Fund XIII, Ltd. ("TVF") for $1,984,250, 20,000 shares of its Common Stock from Mr. Jarratt for $40,000 and 12,000 shares of its Common Stock from Mr. Lewis for $24,000, pursuant to an agreement among the Company, TVF, Third Capital, LLC ("Third Capital") and Messrs. Osborne, Jarratt and Lewis. The closing price of the Common Stock as reported in the over-the-counter market for February 1, 1999 (the Pacific Exchange reported no trades in the Common Stock for February 1 or 2, 1999 and the over-the-counter per share market reported no trades in the Common Stock for February 2, 1999), was $0.8125 per share. Based upon such per share closing price, TVF received a premium of $1,339,369, Mr. Jarratt received a premium of $23,750 and Mr. Lewis received a premium of $14,250 for their shares.

     TVF, Third Capital and Messrs. Osborne, Jarratt and Lewis agreed that, for a period of seven years, they will not directly or indirectly, among other things, (i) effect or participate in or in any way assist any other person in effecting or participating in (a) any acquisition of securities or rights to acquire securities or assets of the Company or its subsidiaries, (b) any tender or exchange offer, merger or other business combination involving the Company or its subsidiaries, (c) any liquidation or other extraordinary transaction with respect to the Company or its subsidiaries or (d) any solicitation of proxies or consents to vote any voting securities of the Company; (ii) form or in any way participate in a "group" with respect to the Company; (iii) otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company or its subsidiaries; (iv) take any action to compel the holding of an annual or special meeting of stockholders or
(v) enter into any discussions or arrangements with any person relating to the foregoing.

     The parties also agreed to a mutual general release of all claims arising out of or relating to the business or affairs of the Company or the ownership of its stock. Messrs. Osborne, Jarratt and Lewis resigned from the Company's Board of Directors, effective February 2, 1999.

     This share repurchase was approved by the Company's Board of Directors and, specifically, by directors with no financial interest in the transaction or the Pacific transaction.

                             ADDITIONAL INFORMATION

Independent Auditors

     The Board of Directors has appointed Arthur Andersen LLP, independent public accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1999. Arthur Andersen LLP has served as the Company's independent public accountants since the first fiscal period ended December 31, 1988. Representatives of Arthur Andersen LLP are expected to be present at the meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.

Other Matters

     As of the date of this proxy statement, the Board of Directors knows of no other matters to be brought before the meeting other than the election of directors. Nevertheless, if any other matter properly comes before the meeting, including among other things a motion to adjourn the meeting to another time or place for the purpose of soliciting additional proxies, it is the intention of the persons named as proxies in the WHITE proxy card to vote the shares they represent in their discretion. Discretionary authority for them to do so is contained in the enclosed form of WHITE proxy card.

Nomination of Directors/Stockholder Proposals

     To nominate directors for election or to propose business to be considered at an annual meeting of stockholders, a stockholder must deliver timely written notice to the Company's Secretary setting forth certain detailed information regarding the stockholder and the person the stockholder proposes to nominate for election as a director or the business the stockholder is proposing for consideration at an annual meeting of stockholders as is required by the Bylaws. The stockholder must be a stockholder of record as of the date of the giving of the notice and as of the record date for the annual meeting. To be timely, the written notice to the Secretary must be delivered to or mailed and received at the address of the Company set forth on page 1 of this proxy statement not less than 60 days nor more than 90 days prior to the date of the annual meeting. However, if less than 70 days' notice or prior public disclosure of the date of the annual meeting is given or made, the notice from the stockholder, to be timely, must be received by the Secretary not later than the close of business on the 10th day following the earlier of the day on which the notice of the date of the annual meeting was mailed or the day on which the public disclosure was made.

     Separate and apart from the required notice described in the preceding paragraph, rules promulgated by the SEC under the Exchange Act entitle a stockholder in certain instances to require the Company to include that stockholder's proposal (but not that stockholder's nominees for director) in the Company's proxy materials for the 2000 annual meeting of stockholders. Any stockholder who wishes to present a proposal for inclusion in the Company's 2000 proxy solicitation materials must set forth the proposal in writing, file it with the Company's Secretary at the address of the Company set forth on page 1 of this proxy statement by not later than December 28, 1999, and meet the other requirements for inclusion contained in the SEC's rules.

Annual Report

     The Company's annual report to stockholders for 1998, which is being mailed to stockholders with this proxy statement, contains financial and other information about the activities of the Company but is not incorporated into this proxy statement and is not to be considered a part of these proxy solicitation materials. THE COMPANY, UPON REQUEST, WILL FURNISH TO RECORD AND BENEFICIAL HOLDERS OF COMMON STOCK, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS) FOR 1998 AND/OR COPIES OF ITS CURRENT REPORT ON FORM 8-K DATED FEBRUARY 2, 1999 (WITHOUT EXHIBITS), AS AMENDED BY AN AMENDMENT NO. 1 ON FORM 8-K/A FILED ON APRIL 5, 1999 AND AN AMENDMENT NO. 2 ON FORM 8-K/A FILED ON JUNE 1, 1999. COPIES OF EXHIBITS TO THE FORM 10-K AND/OR THE FORM 8-K, AS AMENDED, ALSO WILL BE FURNISHED UPON REQUEST AND THE PAYMENT OF A REASONABLE FEE. ALL REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S SECRETARY AT THE ADDRESS OF THE COMPANY SET FORTH ON PAGE 1 OF THIS PROXY STATEMENT.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 John E. Castello,
                                 Executive Vice President, Chief
                                 Financial Officer and Secretary


San Francisco, California
June 1, 1999

                                   APPENDIX A

 INFORMATION CONCERNING DIRECTORS, EXECUTIVES AND OTHER REPRESENTATIVES OF THE
        COMPANY WHO MAY SOLICIT PROXIES FROM THE COMPANY'S STOCKHOLDERS

     Set forth below are the present principal occupation or employment, and the name, principal business and address of any corporation or organization in which such employment is carried on, for (1) each of the Company's directors and (2) executives and other representatives of the Company who may solicit proxies from the Company's stockholders. Except as otherwise provided in this proxy statement (including the appendices hereto), none of the individuals listed below (i) directly or indirectly owns any shares of Common Stock or any other securities of the Company, (ii) is, or was within the past year, a party to any contracts, arrangements or understandings with any person with respect to any securities of the Company, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, or (iii) to the knowledge of the Company, has, directly or through an associate, any arrangement or understanding with any person with respect to future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party, nor any material interest, direct or indirect, in any transaction which has occurred since January 1, 1998 or any currently proposed transaction, or series of similar transactions, to which the Company or any of its affiliates was or is to be a party and in which the amount involved exceeds $60,000.

                    DIRECTORS AND EXECUTIVES OF THE COMPANY
                    ---------------------------------------

                                                                  PRESENT OFFICE OR OTHER
               NAME AND PRINCIPAL                                 PRINCIPAL OCCUPATION OR
               BUSINESS ADDRESS(1)                                       EMPLOYMENT
               -----------------                                         ----------
Patricia M. Howe                                    Chairman, Corporate Capital Advisors and its
                                                    subsidiaries

Lorraine O. Legg                                    President and Chief Executive Officer of the Company

Robert W. Ledoux                                    General Partner, Venture Growth Associates
Venture Growth Associates
2479 East Bayshore Road
Palo Alto, CA 94303

Douglas B. Fletcher                                 Chairman of the Company; Chairman and Chief Executive
Fletcher Capital Advisors                           Officer, Fletcher Capital Corporation
4 Upper Newport Plaza, Suite 100
Newport Beach, CA 92660

J. David Schemel                                    Managing Member, Vista Marin, LLC, Managing Member,
Oxford Associates                                   DSDI, LLC, and Managing Member, Oxford Associates, LLC
655 Montgomery Street, Suite 800
San Francisco, CA 94111

                                                                  PRESENT OFFICE OR OTHER
               NAME AND PRINCIPAL                                 PRINCIPAL OCCUPATION OR
               BUSINESS ADDRESS(1)                                       EMPLOYMENT
               -----------------                                         ----------

Anthony H. Barash                                   Senior Vice President, Corporate Affairs, and General
Bowater Inc.                                        Counsel, Bowater Incorporated
55 East Camperdown Way
Post Office Box 1028
Greenville, SC 29602-1028

John E. Castello                                    Executive Vice President and Chief Financial Officer
                                                    of the Company

________________
(1) Unless otherwise indicated, the principal business address of each director and executive of the Company is 655 Montgomery Street, San Francisco, California 94111.

                                   APPENDIX B

       SHARES OF COMMON STOCK PURCHASED OR SOLD WITHIN THE PAST TWO YEARS
        BY THE COMPANY'S DIRECTORS, EXECUTIVES AND OTHER REPRESENTATIVES
                            WHO MAY SOLICIT PROXIES

     Except as disclosed in this proxy statement (including the appendices hereto), to the Company's knowledge, none of its directors, executives or other representatives named herein has any interest, direct or indirect, by security holdings or otherwise, in the Company.

     Listed below are the only purchases and sales of Company Common Stock within the past two years by the directors and executives of the Company who may solicit proxies on the Company's behalf, and certain information concerning such transactions. To the Company's knowledge, no director or executive who may solicit proxies on the Company's behalf made any other transactions in Company securities within the past two years.

                                              Number of Shares
               Name                               Purchased                      Date of Transaction
               ----                               ---------                      -------------------
       Patricia M. Howe(1)                            0                                  --
       Lorraine O. Legg (1)                         2,800                         August 24, 1998
                                                      200                         August 25, 1998
                                                      700                         August 26, 1998
                                                    1,300                         August 27, 1998
       Robert W. Ledoux                               0                                  --
       Douglas B. Fletcher                            0                                  --
       J. David Schemel                               0                                  --
       Anthony H. Barash                              0                                  --
       John E. Castello                               0                                  --

________________
(1) Reference is made to "Election of Directors -- Certain Relationships and Related Transactions" for a description of an acquisition of 1,613,070 shares of Company Common Stock on February 2, 1999 by Pacific
    Securitization, Inc., a company principally owned by Ms. Legg and Ms. Howe.

--------------------------------------------------------------------------------

If you have any questions or need assistance in voting your shares please contact:

                      [LOGO OF MACKENZIE PARTNERS, INC.]
                               156 Fifth Avenue
                           New York, New York 10010
                        (212) 929-5500 (Call Collect)
                                      or
                         CALL TOLL-FREE (800) 322-2885
--------------------------------------------------------------------------------

                                [FORM OF PROXY]


                        TIS MORTGAGE INVESTMENT COMPANY

                                 PROXY FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 11, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned stockholder of TIS Mortgage Investment Company, a Maryland corporation (the "Company") hereby appoints Douglas B. Fletcher, Lorraine O. Legg and John E. Castello, or any one or more of them, each with full power of substitution, as Proxies, to represent the undersigned and vote as directed on the reverse hereof the undersigned's shares of common stock of the Company at the Company's annual meeting of stockholders to be held at the Park Hyatt Hotel, located at 333 Battery Street, San Francisco, California, on Friday, June 11, 1999, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER ON THE REVERSE HEREOF. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE HEREOF. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

           (Continued and to be signed and dated on the other side.)

/X/  Please mark your vote as indicated in this example

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED BELOW.

(1)  ELECTION OF DIRECTORS.

                                                                         Nominees          Class
     /    /  FOR ALL NOMINEES LISTED AT RIGHT (EXCEPT AS           Patricia M. Howe        2000
             INDICATED TO THE CONTRARY BELOW)                      Robert W. Ledoux        2000
                                                                   Douglas B. Fletcher     2001
     /    /  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED    J. David Schemel        2001
             AT RIGHT                                              Anthony H. Barash       2002
                                                                   Lorraine O. Legg        2002

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE BELOW.)

(2) OTHER BUSINESS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE FOR THE ELECTION OF SUCH SUBSTITUTE NOMINEE(S) FOR DIRECTOR AS THE BOARD OF DIRECTORS SHALL SELECT IF ANY NOMINEE(S) NAMED ABOVE BECOME(S) UNABLE TO SERVE AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING, AMONG OTHER THINGS, A MOTION TO ADJOURN THE ANNUAL MEETING TO ANOTHER TIME OR PLACE FOR, AMONG OTHER THINGS, THE PURPOSE OF SOLICITING ADDITIONAL PROXIES.

     Please date this proxy and sign exactly as your name(s) appears hereon. When signing as attorney, executor, administrator, trustee, guardian or other representative, give your full title as such. If a corporation, sign the full corporate name by an authorized officer, stating his or her title. If a partnership, sign in partnership name by an authorized person.

Dated:________, 1999


                                     _________________________
                                     Signature

                                     _________________________
                                     Title


                                     _________________________
                                     Signature if held jointly

                                     _________________________
                                     Title


PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED.